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FILED #C2034199       Articles of Incorporation
AUG 17 1999             (PURSUANT TO NRS 78)
IN THE OFFICE OF           STATE OF NEVADA
DEAN HELLER               Secretary of State
DEAN HELLER SECRETARY OF STATE

(For filing office use)                              (For filing office use)
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IMPORTANT:  Read instructions on reverse side before completing this form.
                     TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: 		Balsam Ventures, Inc.

2.   RESIDENT AGENT: (designated resident agent and his STREET
ADDRESS in Nevada where process may be served)
Name of Resident Agent: 	Michael A. Cane

Street Address: 101 Convention Center Dr., Suite 1200
                Las Vegas, NV 89109
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                Street No.  Street Name     City       Zip

3.	SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value:  100 Million   Par value:   $ .001
No. without par value: _________

4.   GOVERNING BOARD: shall be styled as (check one):
X        Directors  ______ Trustees
The FIRST BOARD OF DIRECTORS shall consist of  1   member(s) and
the names and addresses are as follows:

Michael Cane   101 Convention Ctr., Ste 1200, Las Vegas, NV 89109
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Name           Address          City/State/Zip
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Name           Address          City/State/Zip

5.	PURPOSE: (optional) :  The purpose of the corporation shall be:


6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other
information you deem appropriate.   If any of the additional
information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached
0	.

7.	SIGNATURES OF INCORPORATORS:  The names and addresses of each of the incorporators signing the articles.

Michael Cane
____________________________________
Name (print)	Name (print)
101 Convention Ctr., Ste #1200,  Las Vegas, NV 89109
___________________________________________
Address           City/State/Zip

Address           City/State/Zip
___________________________________________

/s/ Michael Cane
___________________________________________
Signature         Signature

State of      Nevada    County of        Clark
State of _______________ County of _______________________

This instrument was acknowledged before me on This instrument was acknowledged before me on

August 17, , 1999,  by
__________________________________, 19___, by
Michael Cane
___________________________________________
Name of Person
Name of Person

as incorporator of Balsam Ventures, Inc.
as incorporator of
___________________________________________

/s/ Ann Marie Gibson
___________________________________________
Notary Public Signature            Notary Public Signature
affix notary stamp or seal)        (affix notary stamp or seal)

8.	CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I,   Michael A. Cane   hereby accept appointment as Resident Agent
for the above named corporation.

/s/ Michael A. Cane
___________________________________________         08-17-99
Signature of Resident Agent                           Date

ANN MARIE GIBSON
NOTARY PUBLIC - NEVADA
No. 99-40969-1
My appt. exp. Nov. 17, 2002